UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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CYPRESS SEMICONDUCTOR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 1, 2011, Cypress Semiconductor Corporation (the “Company”) filed a Proxy Statement for its 2011 Annual Stockholders Meeting, to be held on May 13, 2011. The Company has been requested to provide additional information to show the breakdown of outstanding options under its Proposal Three - Proposal for the Approval of the Amendment to the 1994 Stock Plan (the “Plan”) to Approve Additional Shares.

On page 14 of the Proxy Statement, the Company disclosed that, as of March 1, 2011, options to purchase 31.3 million shares were outstanding under the Plan.

The Company provided the following additional information on April 25, 2011:

1) As of March 1, 2011, the number of stock options granted under the Plan that were outstanding for six (6) years or greater totaled 10,807,729 and had a weighted average exercise price of $3.7311.

2) The number of stock options granted under the Plan that were outstanding for five (5) years or greater totaled 12,944,310 and had a weighted average exercise price of $3.7101.

3) As of March 1, 2011, there were 20.5 million stock options outstanding under the Plan that have not been outstanding for more than six years. The weighted average exercise price of those stock options is $6.7588 and the weighted average remaining term is 6.47 years.

The following table provides additional information regarding these stock options:

Cypress Semiconductor Corporation

Outstanding Options @ 3/1/11

Greater than 6 Years

Grant Date	Expiration Date	Vesting Date	Option Price	Shares Outstanding
3/28/2001	3/28/2011	3/28/2006	$3.900297	539
5/14/2001	5/14/2011	5/14/2006	$4.470601	1,215
5/29/2001	5/29/2011	5/29/2006	$1.963500	21,082
6/13/2001	6/13/2011	6/13/2006	$5.781200	38,118
7/9/2001	7/9/2011	7/9/2006	$5.179300	1,977,704
8/8/2001	8/8/2011	8/8/2006	$6.057900	4,253
8/10/2001	8/10/2011	8/10/2006	$5.963300	82,404
9/27/2001	9/27/2011	9/27/2006	$0.876207	522
10/8/2001	10/8/2011	10/8/2006	$4.087200	617,708
1/3/2002	1/3/2012	1/3/2007	$1.334900	9,106
1/8/2002	1/8/2012	1/8/2007	$5.327400	3,781
2/8/2002	2/8/2012	2/8/2007	$4.890500	31,331
2/22/2002	2/22/2012	2/22/2007	$4.611400	41,202
3/8/2002	3/8/2012	3/8/2007	$6.077303	1,142
5/8/2002	5/8/2012	5/8/2007	$5.388100	6,037
6/10/2002	6/10/2012	6/10/2007	$4.346893	412
8/8/2002	8/8/2012	8/8/2007	$2.684300	62,175
9/9/2002	9/9/2012	9/9/2007	$2.191600	48,812
10/1/2002	10/1/2012	10/1/2007	$1.563000	270,748
11/19/2002	11/19/2012	11/19/2007	$1.322700	8,277
1/8/2003	1/8/2013	1/8/2008	$1.458681	182
1/21/2003	1/21/2013	1/21/2008	$1.347000	185,411
2/10/2003	2/10/2013	2/10/2008	$1.303300	12,275
3/10/2003	3/10/2013	3/10/2008	$1.446500	16,441
3/27/2003	3/27/2013	3/27/2008	$1.788700	463,925
6/9/2003	6/9/2013	6/9/2008	$2.893100	21,050
7/8/2003	7/8/2013	7/8/2008	$3.320200	45,385
8/7/2003	8/7/2013	8/7/2008	$3.208600	44,985
8/8/2003	8/8/2013	8/8/2008	$3.106600	118,564
8/22/2003	8/22/2013	8/22/2008	$4.162400	19,365
9/8/2003	9/8/2013	9/8/2008	$4.482800	1,693
10/8/2003	10/8/2013	10/8/2008	$4.718200	20,601
10/23/2003	10/23/2013	10/23/2008	$4.757000	1,104,528
11/10/2003	11/10/2013	11/10/2008	$5.366200	24,114
12/8/2003	12/8/2013	12/8/2008	$5.028900	14,510
12/15/2003	12/15/2013	12/15/2008	$4.902700	82,404
1/2/2004	1/2/2014	1/2/2009	$5.172100	8,000
1/8/2004	1/8/2014	1/8/2009	$5.514300	22,106
2/9/2004	2/9/2014	2/9/2009	$5.225500	51,140
2/17/2004	2/17/2014	2/17/2009	$5.276400	82,404
3/8/2004	3/8/2014	3/8/2009	$5.191501	21,918
4/8/2004	4/8/2014	4/8/2009	$5.067701	13,746
4/19/2004	4/19/2014	4/19/2009	$4.060500	3,782
5/10/2004	5/10/2014	5/10/2009	$3.538600	86,535
6/8/2004	6/8/2014	6/8/2009	$3.951202	1,814
7/8/2004	7/8/2014	7/8/2009	$2.846900	27,452
8/9/2004	8/9/2014	8/9/2009	$2.499900	236,455
9/8/2004	9/8/2014	9/8/2009	$2.118800	86,512
11/3/2004	11/3/2014	11/3/2009	$1.058200	4,423
11/8/2004	11/8/2014	11/8/2009	$2.696500	64,194
12/8/2004	12/8/2014	12/8/2009	$2.412500	9,055
1/3/2005	1/3/2015	1/3/2010	$2.769300	8,240
1/10/2005	1/10/2015	1/10/2010	$2.512000	6,500
2/3/2005	2/3/2015	2/3/2010	$2.766800	1,565,683
2/8/2005	2/8/2015	2/8/2010	$3.121200	65,702
2/10/2005	2/10/2015	2/10/2010	$3.247400	7,416
2/25/2005	2/25/2015	2/25/2010	$3.531400	3,029,623
2/25/2005	2/25/2015	2/25/2010	$8.829600	3,028
Total Options Outstanding at 3/1/11

in excess of six years				10,807,729